EXHIBIT 10.2


                   MINERAL PROPERTY LEASE AND OPTION AGREEMENT

EXHIBIT 10.2


                   MINERAL PROPERTY LEASE AND OPTION AGREEMENT



This Agreement dated April 8, 2005

BETWEEN:

                  CHINA NETTV HOLDINGS INC., a Nevada company with offices at 536-999 Canada Place, Vancouver, British Columbia, V6C 3E2
                  Fax: (604) 641-1377

                  (herein called "China Net")

AND:

                  Xi Hua MINGING DEVELOPMENT INC., a Chinese corporation with a business addresses at Jin Zhu West Road # 75, Lhasa, Tibet, China

                  (herein called "Xihua")


WHEREAS:

A. Xihua holds valid exploration permits (the "Permits", copies of which are attached hereto as Schedule "A") issued by Tibet Office of Ministry of Land and Recourses , covering mineral property located in Tibet, China Know as Donggapu as more particularly described in Schedule "B" attached hereto (the "Property").

B. China Net intends to secure, and Xihua intends to grant, a leasehhold interest in the Property for the purpose of exploration and investigation, and an option for China Net to earn an 60% interest in the Property, all pursuant to the terms and conditions of this Agreement.


NOW THEREFORE THIS AGREEMENT WITNESSETH THAT for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby mutually covenant and agree as follows:

1.       Lease and Option:

1.1 In consideration of China Net entering into this Agreement, Xihua agrees hereby to grant to China Net an exclusive leasehold interest in the Property so that China Net may, during the term of this Agreement, conduct geological and exploratory work on the Property, pursuant to a work plan to be agreed upon between the Parties.

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                                     - 2 -


1.2 Xihua further grants an exclusive option (the "Option") to China Net to earn an 60% interest in each of the Property, subject to the terms and conditions hereunder, such option to be exercisable by China Net in writing any time during the term of this Agreement.

1.3 Xihua shall not, during the term of this Agreement, lease, transfer, assign, mortgage or sell any of its interest in the Property to any third party, and shall not conduct any geological and exploratory work on the Property, except with prior written consent from China Net.

2.       Incorporation of an Operating Company

         Upon the exercise of the Option by China Net, China Net may, at its option, decide to incorporate an operating company in China to develop the Property.

         If China Net opts to form a Joint Venture Company under Chinese laws, then Xihua shall hold a 40% interest and China Net shall hold an 60% of interest in the Joint Venture Company, with terms and conditions of such Joint Venture Company to be specified in a definitive agreement.

3.       China Net Obligations

3.1      China Net shall perform the following in relation to the Property:

         With regard to Dongapu Deposit, China Net shall incur exploration expenditures totalling no less than USD$350,000 within 12 months from the date of this Agreement and no less than the previous year in the second year.

3.2 For greater clarity, China Net shall, when advised by Xihua, make the prescribed minimum payments payable under applicable Chinese mining regulations to maintain the validity and effectiveness of the Permits, and such payments shall be deemed part of the expenditures referred to above.

3.3 The Parties shall agree on the expenditures to be incurred by China Net during the balance of term of this Agreement based on findings from the geological and exploratory work conducted, if China Net has not exercised its Option within 12 months from the date of this Agreement.

3.4 China Net will, and will educate and cause its officers, employees, and contractors to, demonstrate cultural and environmental sensitivity, and respect ethnical and religious traditions, when operating on and around the Property.

4.       Xihua Obligations

4.1 Xihua shall, during the term of this Agreement, advise China Net of any payment when due in relation to the Property under applicable Chinese mining regulations in order to maintain the validity and effectiveness of the Permits.

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                                     - 3 -


4.2 Xihua shall secure land access to the Property for China Net, and generally assist China Net in such a way so that China Net can conduct necessary geological and exploratory work on the Property pursuant to the work plan, provided for hereunder.

4.3 Xihua shall make such filing or registration necessary with regulatory authorities in China to ensure that China Net's rights and interest hereunder are recognised and protected.

4.4 Where China Net has exercised the Option, Xihua shall assist China Net when requested in the establishment of a Joint Venture Company, as the case may be.

5.       Geologic data and findings

         Geologic data and findings arising from geologic and exploratory work conducted pursuant to terms and conditions hereunder shall be owned in the following manner:

5.1 If the Joint Venture Company is established, owned by the Joint Venture Company.

5.2 During the term of this Agreement prior to the exercise of the Option by China Net, so long as China Net has performed its obligations, 60% owned by China Net and 40% by Xihua.

5.3 In the event of early termination of this Agreement, or upon the expiry of this Agreement where the Option is not exercised, owned by Xihua.

6.       Term and Termination

         This Agreement shall have a term of 2 years. This Agreement shall forthwith terminate and all rights and obligations in relation to the Property shall revert back to Xihua in circumstances where:

         China Net fails to make any cash payment or carry out the expenditures required in this Agreement on or before the dates set out herein (other than in circumstances where China Net is prevented from carrying out any of the Expenditures contemplated herein prior to or on the dates set out therein due to Force Majeure, in which case the term of this Agreement may be reasonably extended), unless the Parties otherwise agree in writing; or

         the Parties agree to terminate this Agreement at any time during the term of this Agreement.

7.       Further Documents

         Parties agree to do such things and sign such further documents to complete the transactions contemplated herein.

8.       Counterparts

         This Agreement may be executed in counterpart and by facsimile transmission with the same effect as if both parties had originally signed the same document. All counterparts will be construed together and constitute one and the same agreement.

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                                     - 4 -


IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement as of the dates detailed below.


CHINA NETTV HOLDINGS INC.

Per: /s/ Anthony Garson                         /s/ Maurice Tsakok
     -----------------------                    ---------------------------
     Authorized Signatory

Name: Anthony Garson                            Maurice Tsakok


XIHUA MINIG DEVELOPMENT INC.

Per:___________________________
      Authorized Signatory

Name:_________________________



  Schedule B
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Minimum
                                                                                                  spending
SR No.                                             Area                                           (Req.
        Name of Properties   Owner-ship Minerals   (sq.       Period of validity       State      ann.)          Certificate
                              /Title                 km)                             Investment   USD              number
------- -------------------- ---------- ---------- -------- ----------------------- ------------- ------------ ----------------
------- -------------------- ---------- ---------- -------- ----------------------- ------------- ------------ ----------------
  1     DONGGAPU             Xihua      Au Cu        21.89   2003.11.24--2005.12.31                  26,695.12   5400000310745
------- -------------------- ---------- ---------- -------- ----------------------- ------------- ------------ ----------------
           Total                                     21.89                                          26,695.12
---------------------------- ---------- ---------- -------- ----------------------- ------------- ------------ ----------------
1 US$ = 8.2 Yuan RMB